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                                                                   Exhibit 10.45


                                  BILL OF SALE

         This Bill of Sale is made this 24th day of February, 1997 from NORWEST CREDIT, INC. ("Seller") to COLLECTOR'S EDGE OF TENNESSEE, INC. ("Buyer").

                                    Recitals

          Seller has a valid and perfected security interest in and to the collateral of Collector's Edge, L.P., ("Debtor") described on Exhibit A hereto (the "Collateral") to secure indebtedness of Debtor to Seller in the outstanding principal amount of $1,919,439.93 (the "Debtor Indebtedness"). The Debtor Indebtedness is in default.

         Pursuant to Section 9-504 of the Uniform Commercial Code, Seller has agreed to sell the Collateral to Buyer, and Buyer has agreed to purchase the Collateral from Seller, at a duly noticed private foreclosure sale for a purchase price consisting of assumption by Buyer of the Debtor Indebtedness.

         NOW THEREFORE, in consideration of the premises and the assumption by Buyer of the Debtor Indebtedness pursuant to the terms of a Credit and Security Agreement dated February 24, 1997 between Buyer and Seller, the Seller hereby sells, assigns and transfers to Buyer all of its right, title and interest in and to the Collateral and the right, title and interest of Debtor in the Collateral, free and clear of all liens and encumbrances except the prior liens of Solar Communications, Inc. and Heller Financial, Inc. in certain accounts receivable which constitute part of the Collateral.

         Except as specifically provided herein, the sale of the Collateral to Buyer pursuant to this Bill of Sale is without representations or warranties by Seller of any kind, whether expressed or implied, and Seller hereby expressly disclaims any representation or warranty as to condition, merchantability or fitness for any particular purpose.

         IN WITNESS WHEREOF, the undersigned has caused this Bill of Sale to be duly executed as of the date first above written.

                                                        NORWEST CREDIT, INC.

                                                        By: /s/ Keith Palesh
                                                            -----------------
                                                        Its: Vice President





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                            Acknowledgment of Debtor

         The undersigned hereby acknowledges and agrees that the foregoing bill of sale effectively transfers any and all right, title and interest of the undersigned in and to Collateral to Buyer, that the private foreclosure sale pursuant to which Seller sold the Collateral to Buyer was conducted in a commercially reasonable manner upon adequate notice to the undersigned, and that the consideration received for the Collateral at such foreclosure sale was adequate and equaled or exceeded the fair market value of the Collateral.

Dated: February 24, 1997

                                                   COLLECTOR'S EDGE, L.P.

                                                   By Edge Enterprises, Inc.,
                                                   General Partner

                                                   By: /s/Mark A. Raymond
                                                       ------------------
                                                   Its: President





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                                                       EXHIBIT A TO BILL OF SALE



INVENTORY: All inventory of Debtor, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located;

ACCOUNTS AND OTHER RIGHTS TO PAYMENT: Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by Debtor or by some other person who subsequently transfers such person's interest to Debtor, whether such right to payment is or is not already earned by performance and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles;

EQUIPMENT: All equipment of Debtor, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to Secured Party by Debtor; and

GENERAL INTANGIBLES: All general intangibles of Debtor whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use Debtor's name, and the goodwill of Debtor's business.